Exhibit 32(g)
                                  CERTIFICATION

                             18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Quarterly Report on Form 10-Q of Southern Power Company for the quarter ended March 31, 2004, we, the undersigned, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our individual knowledge and belief, that:

(1) such Quarterly Report on Form 10-Q of Southern Power Company for the quarter ended March 31, 2004, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q of Southern Power Company for the quarter ended March 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Southern Power Company.



                              /s/William P. Bowers
                                William P. Bowers
                      President and Chief Executive Officer



                              /s/Cliff S. Thrasher
                                Cliff S. Thrasher
                     Senior Vice President, Comptroller and
                             Chief Financial Officer

Date: May 6, 2004